Debt and Warrants - Summary Of Aggregate Annual Future Maturities Of The Loans (Details) - USD ($) $ in Thousands	Mar. 31, 2024	Dec. 31, 2023
Debt Disclosure [Abstract]
2024	$ 9,317	$ 9,392
2025	72,671	72,596
2026	0	0
Total	81,988	81,988
Less: Unamortized debt discount	(13,760)	(18,232)
Plus: Capitalized interest	10,462	7,992
Total U.S. dollar notes payable, net	$ 78,690	$ 71,748